EXHIBIT 1(b)


                                 [Name of Trust]

                           Preferred Trust Securities


                             UNDERWRITING AGREEMENT


                                                                          [Date]



as representative[s] ([collectively, ]the "Representative") of the underwriters named in Schedule II hereto (the "Underwriters")


Ladies and Gentlemen:

          1. Introduction. TXU Corp., a Texas corporation (the "Company"), and its financing subsidiary, [Name of Trust], a Delaware statutory trust (the "Trust," and hereinafter, together with the Company, the "Offerors"), propose for the Trust to issue and sell severally to the Underwriters the Trust's Preferred Trust Securities of the series designation, with the terms and in the liquidation preference amount specified in Schedule I hereto (the "Preferred Trust Securities").

          2. Description of Preferred Trust Securities. The Offerors propose for the Trust to issue the Preferred Trust Securities pursuant to an Amended and Restated Trust Agreement, to be dated as of ____________ __, 200_, among The Bank of New York, as Property Trustee, The Bank of New York (Delaware), as Delaware Trustee, certain employees of the Company, as Administrative Trustees, and the several Holders as defined therein in substantially the form heretofore delivered to you as the Representatives, said Agreement being hereinafter referred to as the "Trust Agreement". In connection with the issuance of the Preferred Trust Securities, the Company proposes (i) to issue its Junior Subordinated Debentures, Series (the "Debentures") pursuant to an Indenture, dated as of ____________ __, 200_, between the Company and The Bank of New York, as trustee (the "Indenture") and (ii) to issue a guarantee of the Preferred Trust Securities to the extent described in the Prospectus (as defined below) (the "Guarantee").

          3. Representations and Warranties of the Offerors. The Offerors represent and warrant to the several Underwriters that:

          (a) The Company, TXU Capital III and TXU Capital IV have filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 on ____________ __, 200_ (Registration Nos. 333-____,

     333-____-01 and 333-____-02) for the registration under the Securities Act of 1933, as amended (the "Securities Act"), of $__________ aggregate amount of (i) the Company's Common Stock, without par value, and related Preference Stock purchase rights, (ii) the Company's Preference Stock, $25 par value, (iii) the Company's unsecured debt securities ("Debt Securities"), (iv) contracts to purchase shares of Common Stock ("Stock Purchase Contracts"), (v) stock purchase units, each representing ownership of a Stock Purchase Contract and Debt Securities or obligations of third parties ("Stock Purchase Units") and (vi) the preferred trust securities (the "Trust Securities") of TXU Capital III and TXU Capital IV, an equal principal amount of the Company's junior subordinated debentures and guarantees and other obligations of the Company in respect of such Trust Securities. Such registration statement ("Registration Statement No. 333-____") was declared effective by the Commission on ____________ __, 200_,. References herein to the term "Registration Statement" as of any date shall be deemed to refer to Registration Statement No. 333-____, as amended or supplemented to such date, including all documents incorporated by reference therein as of such date pursuant to Item 12 of Form S-3 ("Incorporated Documents"); provided that if the Company files a registration statement with the Commission pursuant to Section 462(b) of the Securities Act Regulations (the "Rule 462(b) Registration Statement"), then after such filing, all references to "Registration Statement" shall be deemed to include the Rule 462(b) Registration Statement. References herein to the term "Prospectus" as of any given date shall be deemed to refer to the prospectus, including any preliminary prospectus, relating to the securities registered under Registration Statement No. 333-_____, as amended or supplemented as of such date (other than by amendments or supplements relating to securities other than the Preferred Trust Securities), including all Incorporated Documents as of such date and including any prospectus supplement relating to the Preferred Trust Securities. References herein to the term "Effective Date" shall be deemed to refer to the later of the time and date Registration Statement No. 333-_____, any post-effective amendment to Registration Statement No. 333-_____ or any Rule 462(b) Registration Statement was declared effective or the time and date of the filing thereafter of the Company's most recent Annual Report on Form 10-K if such filing is made prior to the Closing Date, as hereinafter defined. The Company will not file any amendment to the Registration Statement or supplement to the Prospectus on or after the date of this Agreement and prior to the Closing Date, as hereinafter defined, without prior notice to the Underwriters, or to which Pillsbury Winthrop LLP ("Counsel for the Underwriters") shall reasonably object in writing. For the purposes of this agreement (this "Agreement"), any Incorporated Document filed with the Commission on or after the date of this Agreement and prior to the Closing Date, as hereinafter defined, shall be deemed an amendment or supplement to the Registration Statement and the Prospectus.

          (b) On the Effective Date, the Registration Statement and the Prospectus fully complied and at the Closing Date, as hereinafter defined, the Registration Statement, the Prospectus, the Trust Agreement, the Indenture and the Guarantee will fully comply in all material respects with the applicable provisions of the Securities Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the applicable rules and regulations of the Commission thereunder; on the Effective Date, the Registration Statement did not, and at the Closing Date, as hereinafter defined, the Registration Statement will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated


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


     therein or necessary to make the statements therein not misleading; on the Effective Date, the Prospectus did not, and at the Closing Date, as hereinafter defined, and on the date it is filed with the Commission pursuant to Rule 424 of the General Rules and Regulations of the Securities Act ("Rule 424"), the Prospectus will not, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and on said dates the Incorporated Documents, taken together as a whole, fully complied or will fully comply in all material respects with the applicable provisions of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the applicable rules and regulations of the Commission thereunder, and, when read together with the Prospectus on said dates did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the foregoing representations and warranties in this paragraph (b) shall not apply to statements or omissions made in reliance upon information furnished in writing to the Company by, or on behalf of, any Underwriter, through the Representative, for use in connection with the preparation of the Registration Statement or the Prospectus or to any statements in or omissions from the Statements of Eligibility under the Trust Indenture Act, or amendments thereto, filed as exhibits to the Registration Statement.

          (c) The consummation of the transactions herein contemplated and the fulfillment of the terms hereof will not result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, charter, by-laws or other agreement or instrument to which the Company or the Trust is now a party.

          (d) Each Material Subsidiary (as defined below) has been incorporated, organized or formed and is validly existing as a corporation or other legal entity in good standing under the laws of the jurisdiction of its incorporation, organization or formation, has the corporate or other power and authority to own, lease and operate its properties and to conduct its business as currently conducted and as set forth in or contemplated by the Prospectus, and is qualified as a foreign corporation or other legal entity to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not have a material adverse effect on the business, property or financial condition of the Company and its subsidiaries, considered as a whole. Except as otherwise set forth in or contemplated by the Registration Statement and the Prospectus, all of the issued and outstanding shares of capital stock or other ownership interests of the Material Subsidiaries have been authorized and validly issued, are fully paid and (except for any directors' qualifying shares) are owned by the Company, directly or through its subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity except as permitted by the various indentures, mortgages, deeds of trust or other agreements to which the Company is party. None of the outstanding shares of capital stock or other ownership interests of the Material Subsidiaries was issued in violation of preemptive or other similar rights arising by operation of law, under the charter or certificate of organization or formation, or by-laws or limited liability company agreement or agreement of limited partnership of any Material Subsidiary or under any agreement to which the Company or any Material Subsidiary is a party. "Material Subsidiary" shall mean each of the following companies:
                           .
     ----------------------

          (e) No approval, authorization, consent or order of any public board or body (except such as have been already obtained and other than in connection or in compliance with the provisions of applicable blue-sky laws or securities laws of any jurisdiction (other than the federal securities laws of the United States of America), as to which the Offerors make no representation or warranty) is legally required for the issuance and sale by the Trust of the Preferred Trust Securities, the issuance and sale by the Company of the Debentures and the issuance by the Company of the Guarantee.

          (f) The financial statements included in the Registration Statement and the Prospectus, together with the related schedules and notes, present fairly, in all material respects, the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, stockholders' equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; except as otherwise indicated in the Registration Statement, said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included in the Registration Statement present fairly, in all material respects, in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Prospectus present fairly, in all material respects, the information shown therein and, except as otherwise indicated therein, have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement.

          4. Purchase and Sale. On the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, the Trust shall sell to each of the Underwriters, and each Underwriter shall purchase from the Trust, at the time and place herein specified, severally and not jointly, the respective number of the Preferred Trust Securities set forth opposite the name of such Underwriter in Schedule II attached hereto, at the purchase price or prices set forth in Schedule I hereto.

          5. Time and Place of Closing. Delivery of the Preferred Trust Securities against payment of the aggregate purchase price therefor by wire transfer in federal funds by the Underwriters or on their behalf shall be made at the offices of Thelen Reid & Priest LLP, 875 Third Avenue, New York, New York, at __:00 A.M., New York time, on _____________, __, 200_ or at such other place, time and date as shall be agreed upon in writing by the Company and the Representative or established in accordance with the following paragraph. The hour and date of such delivery and payment are herein called the "Closing Date".

          The Preferred Trust Securities shall be issued in the form of one or more global securities in fully registered form (the "Global Securities"). The Global Securities shall be delivered on the Closing Date, or such other date and time as agreed by The Depository Trust Company ("DTC") or The Bank of New York, to DTC or to The Bank of New York , as custodian for DTC, registered in the name of Cede & Co., for the respective accounts of the Underwriters or as otherwise directed by the Representative in writing not later than the close of business on the second business day prior to the Closing Date. The Trust agrees to make the Preferred Trust Securities available upon request to the Representative for checking purposes not later than 2:00 P.M., New York time, on the business day preceding the Closing Date at the offices of Thelen Reid & Priest LLP set forth above, or at such other place in New York City as the Company may specify.

          If any Underwriter shall fail or refuse (otherwise than for some reason sufficient to justify, in accordance with the terms hereof, the cancellation or termination of its obligations hereunder) to purchase and pay for the liquidation preference amount of the Preferred Trust Securities that such Underwriter has agreed to purchase and pay for hereunder, the Company shall immediately give notice to the non-defaulting Underwriters of the default of such defaulting Underwriter, and the non-defaulting Underwriters shall have the right within 24 hours after the receipt of such notice to determine to purchase, or to procure one or more other underwriters, who are members of the National Association of Securities Dealers, Inc. ("NASD") (or, if not members of the NASD, who are not eligible for membership in the NASD and who agree (i) to make no sales within the United States, its territories or its possessions or to persons who are citizens thereof or residents therein and (ii) in making sales to comply with the NASD's Conduct Rules) and are satisfactory to the Company, to purchase, upon the terms herein set forth, the liquidation preference amount of the Preferred Trust Securities that the defaulting Underwriter had agreed but failed or refused to purchase. If any non-defaulting Underwriter or Underwriters shall give written notice to the Company of such determination within 24 hours after receipt of notice of any such default, the Closing Date shall be postponed for such period, not exceeding three business days, as the Company shall determine. If, in the event of such default, no non-defaulting Underwriter shall give such notice, or the non-defaulting Underwriter or Underwriters shall within such 24 hour period give written notice to the Company that it or they shall not exercise such right, then this Agreement may be terminated by the Company, upon like notice given to the non-defaulting Underwriter or Underwriters, within a further period of 24 hours. If in such case the Company shall not elect to terminate this Agreement, it shall have the right, irrespective of such default:

          (a) to require each non-defaulting Underwriter to purchase and pay for the respective liquidation preference amount of the Preferred Trust Securities that it had agreed to purchase hereunder as hereinabove provided and, in addition, all or part of the liquidation preference amount of the Preferred Trust Securities that the defaulting Underwriter shall have so failed or refused to purchase up to a liquidation preference amount thereof equal to one-ninth (1/9) of the liquidation preference amount of Preferred Trust Securities that such non-defaulting Underwriter has otherwise agreed to purchase hereunder, and/or

          (b) to procure one or more persons who are members of the NASD (or, if not members of the NASD, who are not eligible for membership in the NASD and who agree (i) to make no sales within the United States, its territories or its possessions or to persons who are citizens thereof or residents therein and (ii) in making sales to comply with the NASD's Conduct Rules) and are reasonably acceptable to the Representatives, to purchase, upon the terms herein set forth, either all or a part of the liquidation preference amount of the Preferred Trust Securities that such defaulting Underwriters had agreed but failed or refused to purchase or that portion thereof, if any, that the remaining Underwriters shall not be obligated to purchase pursuant to the foregoing clause (a).

In the event the Company shall exercise its rights under (a) and/or (b) above, the Company shall give written notice thereof to the non-defaulting Underwriters within such further period of 24 hours, and thereupon the Closing Date shall be postponed for such period, not exceeding three business days, as the Company shall determine.

          In the computation of any period of 24 hours referred to in this
Section 5, there shall be excluded a period of 24 hours in respect of each Saturday, Sunday or legal holiday that would otherwise be included in such period of time.

          Any action taken by the Company under this Section 5 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement. Termination by the Company under this Section 5 shall be without any liability on the part of the Company or any non-defaulting Underwriter, except as otherwise provided in Sections 6(g) and 9 hereof.

          6. Covenants of the Company. The Company agrees with the Underwritiers that:

          (a) It will promptly deliver to the Underwriters a signed copy of the Registration Statement as originally filed or, to the extent a signed copy is not available, a conformed copy, certified by an officer of the Company to be in the form as originally filed, including all Incorporated Documents and exhibits and of all amendments thereto.

          (b) It will deliver to the Underwriters, as soon as practicable after the date hereof, as many copies of the Prospectus as of such date as the Underwriters may reasonably request.

          (c) It will cause the Prospectus to be filed with the Commission pursuant to Rule 424 as soon as practicable and advise the Underwriters of the issuance of any stop order under the Securities Act with respect to the Registration Statement or the institution of any proceedings therefor of which the Offerors shall have received notice. The Company will use its best efforts to prevent the issuance of any such stop order and to secure the prompt removal thereof if issued.

          (d) If, during such period of time (not exceeding nine months) after the Prospectus has been filed with the Commission pursuant to Rule 424 as in the opinion of Counsel for the Underwriters a prospectus covering the Preferred Trust Securities is required by law to be delivered in connection with sales by an Underwriter or a dealer, any event relating to or affecting the Company or the Trust or of which the Company shall be advised in writing by the Underwriters shall occur that in the Company's reasonable opinion after consultation with Counsel for the Underwriters should be set forth in a supplement to, or an amendment of, the Prospectus in order to make the Prospectus not misleading in the light of the circumstances when it is delivered to a purchaser, the Company will, at its expense, amend or supplement the Prospectus by either (i) preparing and furnishing to the Underwriters a reasonable number of copies of a supplement or supplements or an amendment or amendments to the Prospectus or (ii) making an appropriate filing pursuant to Section 13 of the Exchange Act, which will supplement or amend the Prospectus so that, as supplemented or amended, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading; provided that should such event relate solely to the activities of any of the Underwriters, then such Underwriters shall assume the expense of preparing and furnishing any such amendment or supplement. In case any Underwriter is required to deliver a prospectus after the expiration of nine months from the date the Prospectus is filed with the Commission pursuant to Rule 424, the Company, upon the Underwriter's request, will furnish to the Underwriter, at the expense of the Underwriters, a reasonable quantity of a supplemental prospectus or supplements to the Prospectus complying with Section 10(a) of the Securities Act.

          (e) It will make generally available to its security holders and the security holders of the Trust, as soon as practicable, an earning statement (which need not be audited) covering a period of at least twelve months beginning not earlier than the first day of the month next succeeding the month in which occurred the effective date of the Registration Statement as defined in Rule 158 under the Securities Act.

          (f) It will furnish such proper information as may be lawfully required and otherwise cooperate in qualifying the Preferred Trust Securities for offer and sale under the blue-sky laws of such jurisdictions as the Underwriters may designate, provided that neither of the Offerors shall be required to register or qualify as a foreign corporation or dealer in securities, to file any consents to service of process under the laws of any jurisdiction, or to meet any other requirements deemed by the Offerors to be unduly burdensome.

          (g) It will, except as herein provided, pay all expenses and taxes (except transfer taxes) in connection with (i) the preparation and filing by it of the Registration Statement, (ii) the issuance and delivery of the Preferred Trust Securities as provided in Section 5 hereof, (iii) the qualification of the Preferred Trust Securities under blue-sky laws (including counsel fees not to exceed $7,500 and reasonable disbursements of counsel), and (iv) the printing and delivery to the Underwriters of reasonable quantities of the Registration Statement and, except as provided in Section 6(d) hereof, of the Prospectus. The Company shall not, however, be required to pay any amount for any expenses of the Underwriters, except that, if this Agreement shall be terminated in accordance with the provisions of Section 7, 8 or 10 hereof, the Company will reimburse the Underwriters for the fees and disbursements of Counsel for the Underwriters, whose fees and disbursements the Underwriters agree to pay in any other event, and will reimburse the Underwriters for their reasonable out-of-pocket expenses, in an aggregate amount not exceeding $5,000, incurred in contemplation of the performance of this Agreement. The Company shall not in any event be liable to any of the several Underwriters for damages on account of loss of anticipated profits.

          (h) During the period from the date of this Agreement to the Closing Date, neither the Company nor the Trust will, without the prior written consent of the Representative, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of or enter into any agreement to sell, any preferred trust securities or any security convertible into or exchangeable or exercisable for preferred trust securities[ other than ____________________].

          7. Conditions of Underwriters' Obligations. The obligations of the Underwriters to purchase and pay for the Preferred Trust Securities shall be subject to the accuracy of the representations and warranties made herein on the part of each of the Offerors, to the performance by each of the Offerors of its obligations to be performed hereunder prior to the Closing Date, and to the following conditions:

          (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424 prior to 5:30 P.M., New York time, on the second business day after the date of this Agreement, or such other time and date as may be approved by the Underwriters.

          (b) No stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceedings for that purpose shall be pending before, or threatened by, the Commission on the Closing Date; and the Underwriters shall have received a certificate, dated the Closing Date and signed by an officer of the Company, to the effect that no such stop order is in effect and that no proceedings for such purpose are pending before, or to the knowledge of the Company threatened by, the Commission.

          (c) On the Closing Date, the Underwriters shall have received from Richards, Layton & Finger, P.A., Delaware counsel for the Company and the Trust, Eric H. Peterson, Executive Vice President and General Counsel of TXU Corp., Hunton & Williams LLP, counsel for the Company, Thelen Reid & Priest LLP, counsel for the Company, and Pillsbury Winthrop LLP, Counsel for the Underwriters, opinions in substantially the form and substance prescribed in Schedules III, IV, V, VI and VII hereto (i) with such changes therein as may be agreed upon by the Company and the Representative on behalf of the Underwriters, with the approval of Counsel for the Underwriters, and (ii) if the Prospectus relating to the Preferred Trust Securities shall be supplemented or amended after the Prospectus shall have been filed with the Commission pursuant to Rule 424, with any changes therein necessary to reflect such supplementation or amendment.

          (d) On and as of the Closing Date, the Underwriters shall have received from Deloitte & Touche LLP a letter to the effect that (i) they are independent certified public accountants with respect to the Company, within the meaning of the Securities Act and the applicable published rules and regulations thereunder, (ii) in their opinion, the consolidated financial statements audited by them and included or incorporated by reference in the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related rules and regulations by the Commission thereunder, (iii) on the basis of a reading of the unaudited amounts of operating revenues and net income included or incorporated by reference in the Prospectus and the related consolidated financial statements from which these amounts were derived, the latest available unaudited consolidated financial statements of the Company and the minute books of the Company and inquiries of officers of the Company and of certain direct and indirect subsidiaries of the Company who have responsibility for financial and accounting matters (it being understood that the foregoing procedures do not constitute an audit made in accordance with generally accepted auditing standards and would not necessarily reveal matters of significance with respect to the comments made in such letter, and accordingly that Deloitte & Touche LLP makes no representation as to the sufficiency of such procedures for the several Underwriters' purposes), nothing has come to their attention which caused them to believe that (A) any material modifications should be made to the unaudited condensed consolidated financial statements of the Company included in any quarterly reports incorporated by reference in the Prospectus, for them to be in conformity with generally accepted accounting principles, (B) the unaudited condensed consolidated financial statements included in any such quarterly reports do not conform in all material respects with the applicable accounting requirements of the Exchange Act and the related rules and regulations adopted by the Commission and (C) at a specified date not more than five days prior to the date of such letter, there was any change in the capital stock (which includes common stock and preference stock) of the Company, preferred securities of subsidiaries of the Company, short-term bank loans, commercial paper, or long-term debt or long-term debt due currently (including long-term debt held by subsidiary trusts) of the Company; or decrease in the Company's net assets (excluding changes due to Other Comprehensive Income), in each case as compared with amounts shown in the most recent consolidated balance sheets of the Company incorporated by reference in the Prospectus, except in all instances for changes or decreases that the Prospectus discloses have occurred or may occur or which are occasioned by the acquisition of long-term debt for sinking fund purposes, or which are described in such letter, and (iv) they have compared the dollar amounts (or percentages or ratios derived from such dollar amounts) and other financial information included or incorporated by reference in the Registration Statement and the Prospectus as reasonably requested by the Underwriters (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its consolidated subsidiaries subject to the internal controls of the accounting system of such companies or are derived indirectly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter, and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

          (e) Since the most recent dates as of which information is given in the Registration Statement or the Prospectus, there shall not have been any material adverse change in the business, property or financial condition of the Company and its subsidiaries, considered as a whole, whether or not in the ordinary course of business, and, since such dates, there shall not have been any material transaction entered into by any of the Company and the Material Subsidiaries, in each case other than transactions in the ordinary course of business and transactions contemplated by the Registration Statement or Prospectus, and at the Closing Date the Underwriters shall have received a certificate to such effect dated the Closing Date and signed by an officer of the Company.

          (f) All legal proceedings to be taken in connection with the issuance and sale of the Preferred Trust Securities, the Debentures, the Guarantee, and the common trust securities to be issued by the Trust as described in the Prospectus shall have been satisfactory in form and substance to Counsel for the Underwriters.

          (g) At the Closing Date, (i) the Preferred Trust Securities shall be rated at least _____ by Moody's Investor Service, Inc. ("Moody's"), and _____ by Standard & Poor's, a division of McGraw-Hill Companies, Inc. ("S&P"), and the Company shall have delivered to the Representative a letter from each such rating agency, or other evidence satisfactory to the Representative on behalf of the Underwriters, confirming that the Preferred Trust Securities have such ratings, and (ii) neither Moody's nor S&P shall have, since the date of this Agreement, downgraded or publicly announced that it has under surveillance or review, with possible negative implications, its ratings of the Preferred Trust Securities or any securities of the Company or a special purpose subsidiary of the Company that are of the same class as the Preferred Trust Securities, or of the financial condition of the Company.

          The failure of one or more conditions specified in this Section 7 shall permit the termination of this Agreement by the Representative on behalf of the Underwriters upon notice thereof to the Company. Any such termination shall be without liability of any party to any other party except as otherwise provided in Sections 6(g) and 9 hereof.

          8. Conditions of Offerors' Obligations. The obligation of the Offerors to deliver the Preferred Trust Securities shall be subject to the conditions that the Prospectus shall have been filed with the Commission pursuant to Rule 424 prior to 5:30 P.M., New York time, on the second business day after the date of this Agreement or such other time and date as may be approved by the Company, and no stop order suspending the effectiveness of the Registration Statement shall be in effect at the Closing Date and no proceedings for that purpose shall be pending before, or threatened by, the Commission at the Closing Date. In case these conditions shall not have been fulfilled, this Agreement may be terminated by the Company upon notice thereof to the Underwriters. Any such termination shall be without liability of any party to any other party except as otherwise provided in Sections 6(g) and 9 hereof.

          9.  Indemnification.
              ---------------

          (a) The Offerors shall jointly and severally indemnify, defend and hold harmless each Underwriter, its officers and directors and each person who controls any Underwriter within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or any other statute or common law and shall reimburse each such Underwriter and controlling person for any legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) as and when incurred by them in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any actions, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the indemnity agreement contained in this Section 9 shall not apply to any such losses, claims, damages, liabilities, expenses or actions arising out of, or based upon, any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Offerors by any Underwriter, through the Representatives, expressly for use in connection with the preparation of the Registration Statement or the Prospectus or any amendment or supplement to either thereof, or arising out of, or based upon, statements in or omissions from that part of the Registration Statement that shall constitute the Statements of Eligibility under the Trust Indenture Act of any trustee with respect to any indenture qualified pursuant to the Registration Statement; and provided further, that the indemnity agreement contained in this Section 9 shall not inure to the benefit of any Underwriter (or of any officer or director of such Underwriter or of any person controlling such Underwriter) on account of any such losses, claims, damages, liabilities, expenses or actions arising from the sale of the Preferred Trust Securities to any person if a copy of the Prospectus (including any amendment or supplement thereto if any amendments or supplements thereto shall have been furnished to the Underwriters at or prior to the time of written confirmation of the sale involved) (exclusive of the Incorporated Documents) shall not have been given or sent to such person by or on behalf of such Underwriter with or prior to the written confirmation of the sale involved unless the alleged omission or alleged untrue statement was not corrected in the Prospectus at the time of such written confirmation. The indemnity agreement of the Offerors contained in this Section 9 and the representations and warranties of the Offerors contained in Section 3 hereof shall remain operative and in full force and effect regardless of any termination of this Agreement or of any investigation made by or on behalf of the Underwriters, the Underwriters' officers or directors or any such controlling person, and shall survive the delivery of the Preferred Trust Securities.

          (b) Each Underwriter shall, severally and not jointly, indemnify, defend and hold harmless the Offerors, the Offerors' officers and directors, and each person who controls either of the Offerors within the meaning of Section 15 of the Securities Act, from and against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or any other statute or common law and shall reimburse each of them for any legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) as and when incurred by them in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any actions, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, if such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Offerors by such Underwriter, through the Representative, for use in connection with the preparation of the Registration Statement or the Prospectus or any amendment or supplement to either thereof. Each Underwriter hereby furnishes to the Offerors in writing expressly for use in the Prospectus [indicate topics addressed and location in the

     Prospectus]. The indemnity agreement of the Underwriters contained in this
     Section 9 shall remain operative and in full force and effect regardless of any termination of this Agreement or of any investigation made by or on behalf of either Offeror, its directors or its officers, any Underwriter, or any such controlling person, and shall survive the delivery of the Preferred Trust Securities.

          (c) The Company, the Trust and the relevant Underwriters each shall, upon the receipt of notice of the commencement of any action against it or any person controlling it as aforesaid, in respect of which indemnity may be sought on account of any indemnity agreement contained herein, promptly give written notice of the commencement thereof to the party or parties against whom indemnity shall be sought hereunder, but the failure to notify such indemnifying party or parties of any such action shall not relieve such indemnifying party or parties from any liability hereunder to the extent such indemnifying party or parties is/are not materially prejudiced as a result of such failure to notify and in any event shall not relieve such indemnifying party or parties from any liability that it or they may have to the indemnified party otherwise than on account of such indemnity agreement. In case such notice of any such action shall be so given, such indemnifying party shall be entitled to participate at its own expense in the defense, or, if it so elects, to assume (in conjunction with any other indemnifying parties) the defense of such action, in which event such defense shall be conducted by counsel chosen by such indemnifying party or parties and satisfactory to the indemnified party or parties who shall be defendant or defendants in such action, and such defendant or defendants shall bear the fees and expenses of any additional counsel retained by them; but if the indemnifying party shall elect not to assume the defense of such action, such indemnifying party will reimburse such indemnified party or parties for the reasonable fees and expenses of any counsel retained by them; provided, however, if the defendants in any such action (including impleaded parties) include both the indemnified party and the indemnifying party and counsel for the indemnifying party shall have reasonably concluded that there may be a conflict of interest involved in the representation by a single counsel of both the indemnifying party and the indemnified party, the indemnified party or parties shall have the right to select separate counsel, satisfactory to the indemnifying party, whose reasonable fees and expenses shall be paid by such indemnifying party, to participate in the defense of such action on behalf of such indemnified party or parties (it being understood, however, that the indemnifying party shall not be liable for the fees and expenses of more than one separate counsel (in addition to local counsel) representing the indemnified parties who are parties to such action). Each of the Company, the Trust and the several Underwriters agrees that without the other parties' prior written consent, which consent shall not be unreasonably withheld, it will not settle, compromise or consent to the entry of any judgment in any claim in respect of which indemnification may be sought under the indemnification provisions of this Agreement, unless such settlement, compromise or consent (i) includes an unconditional release of such other parties from all liability arising out of such claim and
     (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of such other parties.

          (d) If the indemnification provided for in subparagraph (a) or (b) above shall be unenforceable under applicable law by an indemnified party, each indemnifying party agrees to contribute to such indemnified party with respect to any and all losses, claims, damages, liabilities and expenses for which each such indemnification provided for in subparagraph (a) or (b) above shall be unenforceable, in such proportion as shall be appropriate to reflect (i) the relative benefits received by the Offerors on the one hand and the Underwriters on the other hand from the offering of the Preferred Trust Securities pursuant to this Agreement, (ii) if an allocation solely on the basis provided by clause (i) is not permitted by applicable law or is inequitable or against public policy, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of each indemnifying party on the one hand and the indemnified party on the other hand in connection with the statements or omissions which have resulted in such losses, claims, damages, liabilities and expenses and (iii) any other relevant equitable considerations; provided, however, that no indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party not guilty of such fraudulent misrepresentation. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or the indemnified party and each such party's relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Offerors and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subparagraph (d) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 9, the Underwriters shall not be required to contribute in excess of the amount equal to the excess of (i) the total price at which the Preferred Trust Securities underwritten by it were offered to the public, over (ii) the amount of any damages that the Underwriters have otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission. The obligations of each Underwriter to contribute pursuant to this Section 9 are several and not joint and shall be in the same proportion as such Underwriter's obligation to underwrite Preferred Trust Securities is to the total amount of Preferred Trust Securities set forth in Schedule II hereto.

          10. Termination. This Agreement may be terminated, at any time prior to the Closing Date, by the Representative by written notice to the Company if after the date hereof and at or prior to the Closing Date, (a) there shall have occurred any suspension or material limitation of trading of any of the Company's securities on the New York Stock Exchange, Inc. ("NYSE") or any general suspension of trading in securities on the NYSE, the American Stock Exchange, Inc. ("AMEX") or the NASDAQ Stock Market, Inc. ("NASDAQ") or there shall have been established by the NYSE, AMEX or NASDAQ or by the Commission or by any federal or state agency or by the decision of any court, any general limitation on prices for such trading or any general restrictions on the distribution of securities, or a general banking moratorium declared by New York or federal authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States, or (b) there shall have occurred any (i) material outbreak of hostilities (including, without limitation, an act of terrorism) or (ii) material other national or international calamity or crisis, or any material adverse change in financial, political or economic conditions affecting the United States, including, but not limited to, an escalation of hostilities that existed prior to the date of this Agreement or (iii) material adverse change in the financial markets in the

United States, and the effect of any such event specified in clause (a) or (b) above on the financial markets of the United States shall be such as to make it impracticable or inadvisable, in the reasonable judgment of the Representative, to proceed with the public offering or the delivery of the Preferred Trust Securities on the terms and in the manner contemplated by the Prospectus. This Agreement may also be terminated with respect to the Preferred Trust Securities at any time prior to the Closing Date by the Representative if, in its reasonable judgment, the subject matter of any amendment or supplement to the Registration Statement or the Prospectus (other than an amendment or supplement relating solely to the activity of any Underwriter or Underwriters) prepared and issued by the Company after the effectiveness of this Agreement shall have disclosed a material adverse change in the business, property or financial condition of the Company and its subsidiaries, considered as a whole, whether or not in the ordinary course of business, that has materially impaired the marketability of the Preferred Trust Securities. Any termination hereof pursuant to this Section 10 shall be without liability of any party to any other party except as otherwise provided in Sections 6(g) and 9 hereof.

          11. Miscellaneous. THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. This Agreement shall inure to the benefit of the Company, the several Underwriters and, with respect to the provisions of Section 9 hereof, each director, officer and controlling person referred to in said Section 9, and their respective successors. Nothing herein is intended or shall be construed to give to any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of any provision in this Agreement. The term "successor" as used herein shall not include any purchaser, as such purchaser, of any of the Preferred Trust Securities from any of the several Underwriters.

          12. Notices. All communications hereunder shall be in writing, and, if to the Underwriters, shall be mailed or delivered to the Representative at the address[es] set forth above, or, if to the Offerors, shall be mailed or delivered to the Company at 1601 Bryan Street, Dallas, Texas 75201, Attention:
Treasurer.



                            [Signature page follows.]

          If the foregoing is in accordance with your understanding of our agreement, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter and your acceptance shall constitute a binding agreement between the Offerors and the several Underwriters in accordance with its terms.


                                          Very truly yours,

                                          TXU CORP.


                                          By
                                            ---------------------------



                                          [NAME OF TRUST]


                                          By
                                            ---------------------------
                                            (Authorized Representative)


Accepted and delivered as of
the date first above written


[Representative of Underwriters]


By:


  By:___________________________________


as Representative of the several Underwriters

                                   SCHEDULE I
                                   ----------


Underwriting Agreement dated:

Representatives:


Designation:
Liquidation Preference Amount:
Date of Maturity:
Distribution Rate:
Purchase Price:
Underwriting Commissions (payable by the Company):
Public Offering Price:

                                   SCHEDULE II
                                   -----------

                                 [Name of Trust]

                           Preferred Trust Securities


                                                             Number of Preferred
Name                                                           Trust Securities
----                                                           ----------------


Total                                                          ================
                                                               $

                                  SCHEDULE III
                                  ------------

                 [LETTERHEAD OF RICHARDS, LAYTON & FINGER, P.A.]



                                          [Date]



as representative[s] ([collectively, ]the "Representative") of the underwriters (the "Underwriters") named in Schedule II to the Underwriting Agreement, as herein defined

          Re:  [Name of Trust]
                -------------

Ladies and Gentlemen:

          We have acted as special Delaware counsel for TXU Corp., a Texas corporation (the "Company"), and [Name of Trust], a Delaware statutory trust (the "Trust"), in connection with the matters set forth herein. This opinion is being delivered pursuant to Section ___ of the Underwriting Agreement.

          For purposes of giving the opinions hereinafter set forth, our examination of documents has been limited to the examination of originals or copies of the following:

          (a) The Certificate of Trust of the Trust, dated as of ________, __, 200_ (the "Certificate"), as filed in the office of the Secretary of State of the State of Delaware (the "Secretary of State") on ________, __, 200_;

          (b) The Trust Agreement of the Trust, dated as of ________, __, 200_, by and among the Company and the trustees of the Trust named therein;

          (c) The Prospectus, dated ________, __, 200_, and the Prospectus Supplement, dated ________, __, 200_ (jointly, the "Prospectus"), relating to the Preferred Trust Securities of the Trust representing preferred undivided beneficial interests in the assets of the Trust (each, a "Preferred Trust Security" and collectively, the "Preferred Trust Securities");

          (d) The Amended and Restated Trust Agreement of the Trust, dated as of , (including Exhibits A, B and D thereto) (the "Trust Agreement"),


                                     III-1
among the Company, the trustees of the Trust named therein (the "Trustees") and the holders, from time to time, of undivided beneficial interests in the assets of the Trust;

          (e) The Underwriting Agreement, dated ________, __, 200_ (the "Underwriting Agreement"), among the Company, the Trust and the Representative; and

          (f) A Certificate of Good Standing for the Trust, dated ________, __, 200_, obtained from the Secretary of State.

          Initially capitalized terms used herein and not otherwise defined are used as defined in the Trust Agreement.

          For purposes of this opinion, we have not reviewed any documents other than the documents listed in paragraphs (a) through (f) above, which we believe are all the documents necessary or appropriate for us to have considered for the purposes of rendering the opinions stated herein. In particular, we have not reviewed any document (other than the documents listed in paragraphs (a) through (f) above) that is referred to in or incorporated by reference into the documents reviewed by us. We have assumed that there exists no provision in any document that we have not reviewed that is inconsistent with the opinions stated herein. We have conducted no independent factual investigation of our own but rather have relied solely upon the foregoing documents, the statements and information set forth therein and the additional matters recited or assumed herein, all of which we have assumed to be true, complete and accurate in all material respects.

          With respect to all documents examined by us, we have assumed (i) the authenticity of all documents submitted to us as authentic originals, (ii) the conformity with the originals of all documents submitted to us as copies or forms, and (iii) the genuineness of all signatures.

          For purposes of this opinion, we have assumed (i) that the Trust Agreement constitutes the entire agreement among the parties thereto with respect to the subject matter thereof, including with respect to the creation, operation and termination of the Trust, and that the Trust Agreement and the Certificate are in full force and effect and have not been amended, (ii) except to the extent provided in paragraph 1 below, the due creation, due formation or due organization, as the case may be, and the valid existence in good standing of each party to the documents examined by us under the laws of the jurisdiction governing its creation, formation or organization, (iii) the legal capacity of natural persons who are parties to the documents examined by us, (iv) except to the extent set forth in paragraph 2 below, that each of the parties to the documents examined by us has the power and authority to execute and deliver, and to perform its obligations under, such documents, (v) except to the extent provided in paragraph 4 below, that each of the parties to the documents examined by us has duly authorized, executed and delivered such documents, (vi) the receipt by each Person to whom a Preferred Trust Security is to be issued by the Trust (the "Preferred Trust Security Holders") of a Preferred Trust Securities Certificate for the Preferred Trust Security and the payment for the Preferred Trust Security acquired by it, in accordance with the Trust Agreement, and as described in the Prospectus, (vii) that the Preferred Trust Securities are issued and sold to the Preferred Trust Security Holders in accordance with the Trust Agreement, and as described in the Prospectus, (viii) the receipt by


                                     III-2
the Person (the "Common Trust Security Holder") to whom a Common Trust Security of the Trust representing common undivided beneficial interests in the assets of the Trust (each, a "Common Trust Security" and collectively, the "Common Trust Securities") (the Preferred Trust Securities and the Common Trust Securities being hereinafter collectively referred to as "Trust Securities") is to be issued by the Trust of a Common Trust Securities Certificate for the Common Trust Security and the payment for the Common Trust Security acquired by it, in accordance with the Trust Agreement, and as described in the Prospectus, (ix) that the Common Trust Securities are issued and sold to the Common Trust Security Holder in accordance with the Trust Agreement, and as described in the Prospectus, (x) that the Trust derives no income from or connected with sources within the State of Delaware and has no assets, activities (other than having a Delaware trustee as required by the Delaware Statutory Trust Act and filing documents with the Secretary of State) or employees in the State of Delaware, and (xi) that the Trust is treated as a grantor trust for federal income tax purposes. We have not participated in the preparation of the Prospectus and assume no responsibility for its contents.

          This opinion is limited to the laws of the State of Delaware (excluding the securities laws of the State of Delaware), and we have not considered and express no opinion on the laws of any other jurisdiction, including federal laws and rules and regulations relating thereto. Our opinions are rendered only with respect to Delaware laws and rules, regulations and orders thereunder that are currently in effect.

          Based upon the foregoing, and upon our examination of such questions of law and statutes of the State of Delaware as we have considered necessary or appropriate, and subject to the assumptions, qualifications, limitations and exceptions set forth herein, we are of the opinion that:

          1. The Trust has been duly created and is validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act, and all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Trust as a statutory trust have been made.

          2. Under the Delaware Statutory Trust Act and the Trust Agreement, the Trust has the trust power and authority to (i) own property and conduct its business, all as described in the Prospectus, (ii) execute and deliver, and perform its obligations under, the Underwriting Agreement, and (iii) issue, and perform its obligations under, the Trust Securities.

          3. The Trust Agreement is a legal, valid and binding agreement of the Company and the Trustees, and is enforceable against the Company and the Trustees, in accordance with its terms.

          4. Under the Delaware Statutory Trust Act and the Trust Agreement, the execution and delivery of the Underwriting Agreement by the Trust, and the performance by the Trust of its obligations thereunder, have been duly authorized by all requisite trust action on the part of the Trust.


                                     III-3

          5. No authorization, approval, consent or order of any Delaware court or Delaware governmental authority or Delaware agency is required to be obtained by the Trust solely in connection with the issuance and sale of the Preferred Trust Securities.

          6. The Preferred Trust Securities have been duly authorized by the Trust Agreement and, when issued and sold in accordance with the Trust Agreement, the Preferred Trust Securities will be, subject to the qualifications set forth in paragraph 7 below, fully paid and non-assessable undivided beneficial interests in the assets of the Trust.

          7. The Preferred Trust Security Holders, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. We note that the Preferred Trust Security Holders may be obligated, pursuant to the Trust Agreement, to (i) provide indemnity and/or security in connection with and pay taxes or governmental charges arising from transfers or exchanges of Preferred Trust Securities Certificates and the issuance of replacement Preferred Trust Securities Certificates, and (ii) provide security or indemnity in connection with requests of or directions to the Property Trustee to exercise its rights and powers under the Trust Agreement.

          8. Under the Delaware Statutory Trust Act and the Trust Agreement, the issuance of the Preferred Trust Securities is not subject to preemptive rights.

          9. The issuance and sale by the Trust of the Trust Securities, the execution, delivery and performance by the Trust of the Underwriting Agreement, the consummation by the Trust of the transactions contemplated thereby and the compliance by the Trust with its obligations thereunder do not violate (i) any of the provisions of the Certificate or the Trust Agreement, or (ii) any applicable Delaware law or Delaware administrative regulation.

          10. The Preferred Trust Security Holders (other than those Preferred Trust Security Holders who reside or are domiciled in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in the Trust, and the Trust will not be liable for any income tax imposed by the State of Delaware.

          The opinion expressed in paragraph 3 above is subject, as to enforcement, to the effect upon the Trust Agreement of (i) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance or transfer and other similar laws relating to or affecting the rights and remedies of creditors generally, (ii) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), and (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution.

          We consent to your relying as to matters of Delaware law upon this opinion in connection with the Underwriting Agreement. We also consent to Pillsbury Winthrop LLP's, Hunton & Williams LLP's and Thelen Reid & Priest LLP's relying as to matters of Delaware law upon this opinion in connection with opinions to be rendered by them on the date hereof pursuant to the Underwriting Agreement. Further, we consent to the reliance by The Bank of New York (in its capacity as trustee under the Indenture, as trustee under the Guarantee, and as


                                     III-4

Property Trustee under the Trust Agreement) and The Bank of New York (Delaware) (in its capacity as Delaware Trustee under the Trust Agreement) as to matters of Delaware law upon this opinion in connection with the matters set forth herein. Except as stated above, without our prior written consent, this opinion may not be furnished or quoted to, or relied upon by, any other Person for any purpose.

                                          Very truly yours,


                                     III-5

                                   SCHEDULE IV
                                   -----------

                            [LETTERHEAD OF TXU CORP.]


[Date]



as representative[s] ([collectively, ]the "Representative") of the underwriters (the "Underwriters") named in Schedule II to the Underwriting Agreement, as herein defined

Ladies and Gentlemen:

          I am Executive Vice President and General Counsel of TXU Corp. ("Company").

          I have reviewed the Underwriting Agreement dated ______, __ 200_, among the Company, [name of Trust] (the "Trust") and the Representative ("Underwriting Agreement") and the Prospectus (as such term is defined in the Underwriting Agreement). I have also examined such other documents, made inquiries of other counsel engaged by the Company and otherwise satisfied myself as to such matters as I have deemed necessary as a basis for the legal conclusions expressed below; however, I have not undertaken any independent search of judicial or governmental dockets or records in any jurisdiction.

          Upon the basis of the foregoing review and my familiarity with the affairs and properties of the Company generally, and subject to the limitations noted, other than as stated, referred to or incorporated by reference into the Prospectus, there are no material pending legal proceedings to which the Company or any of its subsidiaries is a party or of which property of the Company or of any of its subsidiaries is the subject that are required to be disclosed in the Prospectus pursuant to Item 103 of the Regulation S-K promulgated by the Securities and Exchange Commission, and, to my knowledge, no such proceedings are contemplated.

                                          Very truly yours,

                                   SCHEDULE V
                                   ----------

                      [LETTERHEAD OF HUNTON & WILLIAMS LLP]



[Date]



as representative[s] ([collectively, ]the "Representative") of the underwriters (the "Underwriters") named in Schedule II to the Underwriting Agreement, as herein defined


Ladies and Gentlemen:

          We have acted as counsel to TXU Corp., a Texas corporation (the "Company"), in connection with the transactions contemplated by the Underwriting Agreement dated ________, __, 200_ among the Company, [Name of Trust] (the "Trust") and the Representative (the "Underwriting Agreement"), including, among others, (i) the issuance by the Trust, a statutory trust organized under the Delaware Statutory Trust Act (the "Delaware Act"), of Preferred Trust Securities (the "Preferred Trust Securities") having an aggregate liquidation amount of $_________, (ii) the issuance by the Company of $_________ principal amount of its Junior Subordinated Debentures, Series ___ (the "Debentures") and (iii) the guarantee by the Company of the Preferred Trust Securities pursuant to a Guarantee Agreement, dated the date hereof, between the Company and The Bank of New York, as trustee (the "Guarantee"). This opinion is being delivered pursuant to Section ___ of the Underwriting Agreement.

          Terms not otherwise defined herein are used with the meanings ascribed to them in the Underwriting Agreement.

          In so acting we have participated in or reviewed the corporate proceedings in connection with the authorization, execution and delivery of the Underwriting Agreement, the Trust Agreement, the Indenture, the Debentures and the Guarantee. We have also examined such other documents and satisfied ourselves as to such other matters as we have deemed necessary as a basis for the conclusions of law contained in the opinions expressed below. We have relied as to various questions of fact upon the representations and warranties of the Company contained in the Underwriting Agreement and, where we have deemed appropriate, on certificates of public officials. We have relied upon a certificate of the trustee under the Indenture as to the due authentication and delivery of the Debentures and as to the due authentication, execution and delivery of the Indenture by the trustee under the Indenture.

          For purposes of the opinions expressed below, we have assumed (i) the authenticity of all documents submitted to us as originals, (ii) the conformity to the originals of all documents submitted as certified or photostatic copies and the authenticity of the originals thereof, (iii) the legal capacity of natural persons, (iv) the genuineness of signatures not witnessed by us and (v) the due authorization, execution and delivery of all documents by all parties and the validity, binding effect and enforceability thereof (other than the authorization, execution and delivery of documents by the Company and the validity, binding effect and enforceability thereof upon the Company).

          As to factual matters, we have relied upon representations and warranties contained in the Underwriting Agreement, upon certificates of officers of the Company, and upon certificates of public officials. Whenever the phrase "to our knowledge," "of which we are aware" or words of similar import are used herein, they refer to the actual knowledge of the attorneys of this firm involved in the representation of the Company in this transaction without independent investigation.

          Upon the basis of the foregoing and subject to the qualifications and limitations set forth herein, we are of the opinion that:

          1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Texas, and has the corporate power and authority: (a) to execute, deliver and perform its obligations under the Underwriting Agreement and the Indenture, (b) to issue the Debentures and the Guarantee and to incur the indebtedness to be evidenced thereby, and (c) to own its property and assets and to conduct the business which it is now conducting.

          2. The Underwriting Agreement has been duly authorized, executed and delivered by the Company. The execution and delivery by the Company of the Underwriting Agreement and the fulfillment by the Company of the terms of the Underwriting Agreement will not violate the articles of incorporation or bylaws of the Company, as restated and amended, and will not result in a breach of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust or other agreement, of which we are aware, to which the Company is a party.

          3. The Indenture, the Trust Agreement and the Guarantee have been duly qualified under the Trust Indenture Act.

          4. The Indenture has been duly authorized, executed and delivered by the Company and is a valid and binding instrument of the Company, enforceable against the Company in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, fraudulent conveyance, fraudulent transfer, moratorium and other laws affecting the rights and remedies of creditors generally and general principles of equity (whether considered in a proceeding in equity or at law).

          5. The Debentures will, when issued and paid for as contemplated in the Trust Agreement, be valid and binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, fraudulent conveyance, fraudulent transfer, moratorium and other laws affecting the rights and remedies of creditors generally and general principles of equity (whether considered in a proceeding in equity or at law), and will be entitled to the benefits afforded by the Indenture.

          6. The Guarantee has been duly authorized, executed and delivered by the Company and is a valid and binding instrument of the Company, enforceable against the Company in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, fraudulent conveyance, fraudulent transfer, moratorium and other laws affecting the rights and remedies of creditors generally and general principles of equity (whether considered in a proceeding in equity or at law).

          7. The statements made in the Prospectus under the captions ["Description of TXU Capital's Preferred Trust Securities and Common Trust Securities," "Description of the Junior Subordinated Debentures," "Description of the Guarantee", "Certain Terms of the Preferred Trust Securities" and "Certain Terms of the Junior Subordinated Debentures"], insofar as they purport to constitute summaries of the terms of the documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

          8. Neither the Company nor the Trust is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          9. The Trust is duly qualified to transact business in the State of Texas as a foreign limited liability company. Under Texas law, the liability, if any, of holders of Preferred Trust Securities for the debts, liabilities and obligations of the Trust for which they are not otherwise liable by statute or agreement will be governed by the Delaware Act.

          10. Other than as stated, referred to or incorporated by reference in the Registration Statement and the Prospectus, we are not aware of any material pending legal proceedings to which the Company or any of its subsidiaries is a party or of which property of the Company or any of its subsidiaries is the subject which if determined adversely would have a material effect on the Company and its subsidiaries taken as a whole, and, to our knowledge, no such proceedings are contemplated.

          11. The Registration Statement, as of the Effective Date, and the Prospectus at the time it was filed with the Commission pursuant to Rule 424 (except for the financial statements and schedules and other financial and statistical data contained or incorporated by reference therein and except for that part of the Registration Statement that constitutes the Statements of Eligibility on Form T-1, as to which we do not express any opinion) complied as to form in all material respects with the Securities Act and the applicable instructions, rules and regulations of the Commission thereunder; the Incorporated Documents (except as to the financial statements and schedules and other financial and statistical data contained therein, as to which we do not express any opinion), at the time they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the applicable instructions, rules and regulations of the Commission thereunder; and the Registration Statement has become and is effective under the

Securities Act and, to our knowledge, no proceedings for a stop order with respect thereto are pending or threatened under Section 8 of the Securities Act.

          12. No other approval, authorization, consent or order of any public board or body of the United States of America or the States of New York or Texas (other than in connection or in compliance with the provisions of applicable blue-sky laws or securities laws of any jurisdiction (other than the federal securities laws of the United States of America, as to which we do not express any opinion) is legally required for the authorization of the issue and sale by the Company of the Debentures and the issuance by the Company of the Guarantee, as contemplated by the Underwriting Agreement.

          13. Each Material Subsidiary has been incorporated, organized or formed and is validly existing and subsisting as a corporation or other legal entity under the laws of the jurisdiction of its incorporation, organization or formation; each Material Subsidiary has the corporate or other power and authority to own, lease and operate its properties and to conduct its business as presently conducted and as set forth in or contemplated by the Prospectus, and to our knowledge, is qualified as a foreign corporation or other entity to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not have a material adverse effect on the Company and its subsidiaries, considered as a whole; and except as set forth in or contemplated by the Registration Statement and the Prospectus, all of the issued and outstanding common stock or other common ownership interests of each Material Subsidiary has been authorized and, to our knowledge, all such shares or interests are validly issued and fully paid and (except for directors' qualifying shares) are owned by the Company, directly or through its subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity except as permitted by the various indentures, mortgages, deeds of trust or other agreements to which the Company is party.

          In the course of the preparation of the information relating to the Company contained in the Prospectus (including the Incorporated Documents), we had discussions with certain of its officers and representatives and certain officers and representatives of certain of its subsidiaries, with other counsel for the Company, with Deloitte & Touche LLP, the Company's independent auditors who audited certain of the financial statements contained in the Incorporated Documents, and with certain of your officers and employees and your counsel, but we made no independent verification of the accuracy or completeness of the representations and statements made to us by the Company or the information included by the Company in the Prospectus (including the Incorporated Documents) and take no responsibility therefor except as set forth in paragraph 7 above. However, our examination of the information relating to the Company contained in the Registration Statement and the Prospectus and our discussions did not disclose to us anything which gives us reason to believe that (except as to financial statements and schedules and other financial and statistical data and except for that part of the Registration Statement that constitutes the Statements of Eligibility on Form T-1, as to which we do not express any opinion or belief) (i) the Registration Statement, as of the Effective Date, included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) the Prospectus at the time it was filed with the Commission pursuant to Rule 424, included, or on the date hereof includes an untrue statement of a material fact or on such dates omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          This opinion is limited to the laws of the States of Texas and New York, the Delaware Act and the federal laws of the United States of America. As to all matters of Delaware law, we have, with your consent, relied upon the opinion of Richards, Layton & Finger, P.A., Wilmington, Delaware, special counsel for the Company and the Trust. We believe that you and we are justified in relying on such opinions.

Very truly yours,

                                   SCHEDULE VI

                    [LETTERHEAD OF THELEN REID & PRIEST LLP]


[Date]



as representative[s] ([collectively, ]the "Representative") of the underwriters (the "Underwriters") named in Schedule II to the Underwriting Agreement, as herein defined


Ladies and Gentlemen:

          We have acted as counsel to TXU Corp., a Texas corporation (the "Company"), in connection with the transactions contemplated by the Underwriting Agreement dated ________, __, 200_ among the Company, [Name of Trust] (the "Trust") and the Representative (the "Underwriting Agreement"), including, among others, (i) the issuance by the Trust, a statutory trust organized under the Delaware Statutory Trust Act (the "Delaware Act"), of Preferred Trust Securities (the "Preferred Trust Securities") having an aggregate liquidation amount of $_________, (ii) the issuance by the Company of $_________ principal amount of its Junior Subordinated Debentures, Series ___ (the "Debentures") and (iii) the guarantee by the Company of the Preferred Trust Securities pursuant to a Guarantee Agreement, dated the date hereof, between the Company and The Bank of New York, as trustee (the "Guarantee"). This opinion is being delivered pursuant to Section ___ of the Underwriting Agreement.

          Terms not otherwise defined herein are used with the meanings ascribed to them in the Underwriting Agreement.

          In so acting we have participated in or reviewed the corporate proceedings in connection with the authorization, execution and delivery of the Underwriting Agreement, the Trust Agreement, the Indenture, the Debentures and the Guarantee. We have also examined such other documents and satisfied ourselves as to such other matters as we have deemed necessary as a basis for the conclusions of law contained in the opinions expressed below. We have relied as to various questions of fact upon the representations and warranties of the Company contained in the Underwriting Agreement or in certificates of officers of the Company and, where we deemed appropriate, on certificates of public officials. We have relied upon a certificate of the trustee under the Indenture as to the due authentication and delivery of the Debentures and as to the due authentication, execution and delivery of the Indenture by the trustee under the Indenture. In our examination we have assumed the genuineness of all signatures and the authenticity of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as photostatic or certified copies.

          Based on the foregoing, and subject to the qualifications and limitations set forth herein, we are of the opinion that:

          1. The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

          2. The Indenture, the Trust Agreement and the Guarantee have been duly qualified under the Trust Indenture Act.

          3. The Indenture has been duly authorized, executed and delivered by the Company and is a valid and binding instrument of the Company, enforceable against the Company in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, fraudulent conveyance, fraudulent transfer, moratorium and other laws affecting the rights and remedies of creditors generally and general principles of equity (whether considered in a proceeding in equity or at law).

          4. The Debentures will, when issued and paid for as contemplated in the Trust Agreement, be valid and binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, fraudulent conveyance, fraudulent transfer, moratorium and other laws affecting the rights and remedies of creditors generally and general principles of equity (whether considered in a proceeding in equity or at law), and will be entitled to the benefits afforded by the Indenture.

          5. The Guarantee has been duly authorized, executed and delivered by the Company, and is enforceable against the Company in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, fraudulent conveyance, fraudulent transfer, moratorium and other laws affecting the rights and remedies of creditors generally and general principles of equity (whether considered in a proceeding in equity or at law).

          6. The statements made in the Prospectus under the captions ["Description of TXU Capital's Preferred Trust Securities and Common Trust Securities," "Description of the Junior Subordinated Debentures," "Description of the Guarantee", "Certain Terms of the Preferred Trust Securities" and "Certain Terms of the Junior Subordinated Debentures"] insofar as they purport to constitute summaries of the terms of the documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

          7. Neither the Company nor the Trust is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          8. The Registration Statement as of the Effective Date, and the Prospectus at the time it was filed with the Commission pursuant to Rule 424 (except for the financial statements and schedules and other financial and statistical data contained or incorporated by reference therein and except for that part of the Registration Statement that constitutes the Statements of Eligibility on Form T-1, as to which we do not express any opinion) complied as to form in all material respects with the Securities Act and the applicable instructions, rules and regulations of the Commission thereunder; the Incorporated Documents (except as to the financial statements and schedules and other financial and statistical data contained therein, as to which we do not express any opinion), at the time they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the applicable instructions, rules and regulations of the Commission thereunder; and the Registration Statement has become and is effective under the Securities Act and, to our knowledge, no proceedings for a stop order with respect thereto are pending or threatened under Section 8 of the Securities Act.

          9. No other approval, authorization, consent or order of any public board or body of the United States of America or the States of New York or Texas (other than in connection or in compliance with the provisions of applicable blue-sky laws or securities laws of any jurisdiction (other than the federal securities laws of the United States of America, as to which we do not express any opinion) is legally required for the authorization of the issue and sale by the Company of the Debentures and the issuance by the Company of the Guarantee, as contemplated by the Underwriting Agreement.

          We herewith confirm as our opinion the statements under the caption ["Material United States Federal Income Tax Matters with Respect to the Preferred Trust Securities"] in the Prospectus.

          In the course of the preparation of the information relating to the Company contained in the Prospectus (including the Incorporated Documents) we had discussions with certain of its officers and representatives and certain officers and representatives of certain of its subsidiaries, with other counsel for the Company, with Deloitte & Touche LLP, the Company's independent auditors who audited certain of the financial statements contained in the Incorporated Documents, and with certain of your officers and employees and your counsel, but we made no independent verification of the accuracy or completeness of the representations and statements made to us by the Company or the information included by the Company in the Prospectus (including the Incorporated Documents) and take no responsibility therefor except as set forth in the immediately preceding paragraph and in paragraph above. However, our examination of the information relating to the Company contained in the Registration Statement and the Prospectus and our discussions did not disclose to us anything which gives us reason to believe that (except as to financial statements and schedules and other financial and statistical data and except as to that part of the Registration Statement that constitutes the Statements of Eligibility on Form T-1, as to which we do not express any opinion or belief) (i) the Registration Statement, as of the Effective Date, included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) the Prospectus at the time it was filed with the Commission pursuant to Rule 424, included, or on the date hereof includes, an untrue statement of a material fact or on such dates omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          This opinion is limited to the laws of the State of New York, the Delaware Act, the federal laws of the United States of America and, to the extent set forth herein, the laws of the State of Texas. We do not hold ourselves out as experts in the laws of the State of Texas. As to all matters of Texas law, we have, with your consent, relied upon the opinion of Hunton & Williams LLP, Dallas, Texas, counsel for the Company, and as to all matters of Delaware law, we have, with your consent, relied upon the opinion of Richards,

Layton & Finger, P.A., Wilmington, Delaware, special counsel for the Company and the Trust. We believe that you and we are justified in relying on such opinions.

                                          Very truly yours,


                                          THELEN REID & PRIEST LLP

                                  SCHEDULE VII
                                  ------------


                     [LETTERHEAD OF PILLSBURY WINTHROP LLP]



[Date]



as representative[s] ([collectively, ]the "Representative") of the underwriters (the "Underwriters") named in Schedule II to the Underwriting Agreement, as herein defined


Ladies and Gentlemen:

          We have acted as counsel to you and the several Underwriters in connection with the transactions contemplated by the Underwriting Agreement dated ______, __, 200_ between TXU Corp. (the "Company"), [Name of Trust] (the "Trust") and you (the "Underwriting Agreement") in which (i) the Trust, a statutory trust organized under the Delaware Statutory Trust Act, proposes to issue $__________ aggregate liquidation preference amount of its Preferred Trust Securities (the "Preferred Trust Securities"), (ii) the Company proposes to issue $_________ principal amount of its Junior Subordinated Debentures, Series ___, (the "Debentures") and (iii) the Company proposes to guarantee the Preferred Trust Securities to the extent described in the Prospectus.

          Terms not otherwise defined herein are used with the meanings ascribed to them in the Underwriting Agreement.

          This opinion is limited to the laws of the State of New York, the federal laws of the United States of America and, to the extent set forth herein, the laws of the State of Texas. We do not hold ourselves out as experts on the laws of the State of Texas. We have, with your consent, relied upon an opinion of even date herewith addressed to you by Hunton & Williams LLP, Dallas, Texas, counsel for the Company, required by Section ___ of the Underwriting Agreement, as to the matters covered in such opinion relating to Texas law. We have reviewed such opinion and believe that it is satisfactory and that you and we are justified in relying thereon. We understand that you are relying, for all matters of Delaware law, upon an opinion of even date herewith addressed to you by Richards, Layton & Finger, P.A., Delaware Counsel for the Company, required by Section ___ of the Underwriting Agreement. We have also reviewed such opinion and the opinion of Thelen Reid & Priest LLP, New York, New York, counsel for the


                                     VII-1

Company, required by Section __ of the Underwriting Agreement, and we believe such opinions to be satisfactory.

          For purposes of this opinion, we have reviewed the Registration Statement, the Prospectus, [list other applicable documents]. We have, in addition, reviewed, and relied as to matters of fact upon, the documents described in the list of closing papers as having been delivered to the Underwriters at the closing of the transactions contemplated under the Underwriting Agreement and such other documents and satisfied ourselves as to such other matters as we have deemed relevant and necessary as a basis for this opinion. We have relied upon a certificate of the trustee under the Indenture as to the due authentication and delivery of the Debentures and as to the due authentication, execution and delivery of the Indenture by the trustee under the Indenture. As to various questions of fact material to this opinion, we have relied upon representations of the Company and statements in the Prospectus hereinafter mentioned. In such review we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us and the genuineness and conformity to original documents of documents submitted to us as certified or photostatic copies.

          Based upon the foregoing, we are of the opinion that:

          1. The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

          2.  The Indenture has been duly qualified under the Trust Indenture
Act.

          3. The Indenture has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, fraudulent conveyance, fraudulent transfer, moratorium and other laws affecting the rights and remedies of creditors generally and general principles of equity (whether considered in a proceeding in equity or at law).

          4. The Debentures will, when issued and paid for as contemplated in the Trust Agreement, be valid and binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, fraudulent conveyance, fraudulent transfer, moratorium and other laws affecting the rights and remedies of creditors generally and general principles of equity (whether considered in a proceeding in equity or at law), and will be entitled to the benefits afforded by the Indenture.

          5. The Guarantee has been duly authorized, executed and delivered by the Company, and is enforceable against the Company in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, fraudulent conveyance, fraudulent transfer, moratorium and other laws affecting the rights and remedies of creditors generally and general principles of equity (whether considered in a proceeding in equity or at law).


                                     VII-2

          6. The statements made in the Prospectus under the captions ["Description of TXU Capital's Preferred Trust Securities and Common Trust Securities," "Description of the Junior Subordinated Debentures," "Description of the Guarantee", "Certain Terms of the Preferred Trust Securities", and "Certain Terms of the Junior Subordinated Debentures"], insofar as they purport to constitute summaries of the terms of the documents or transactions referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

          7. No other approval, authorization, consent or order of any public board or body of the United States of America or the States of New York or Texas (except those which have been obtained and other than in connection or in compliance with the provisions of applicable blue sky laws or securities laws of any jurisdiction (other than the federal securities laws of the United States of America), as to which we express no opinion) is legally required for the authorization of the issue and sale by the Company of the Debentures and the issuance by the Company of the Guarantee as contemplated in the Underwriting Agreement.

          8. The Registration Statement, at the Effective Date, and the Prospectus at the time it was filed with the Commission pursuant to Rule 424 (except in each case as to the financial statements and schedules and other financial and statistical data contained or incorporated by reference therein and except for that part of the Registration Statement that constitutes the Statements of Eligibility and Qualification on Form T-1, as to which we do not express any opinion or belief), complied as to form in all material respects with the Securities Act and the applicable instructions, rules and regulations of the Commission thereunder.

          In passing upon the form of the Registration Statement and the form of the Prospectus, we necessarily assume the correctness and completeness of the statements made by the Company and the information included in the Registration Statement and the Prospectus and take no responsibility therefor. We have not independently verified the accuracy, completeness or fairness of the statements contained or incorporated by reference in the Registration Statement or the Prospectus and take no responsibility therefor, except insofar as such statements relate to us and as set forth in paragraph 6 above. In connection with the preparation by the Company of the Registration Statement and the Prospectus, we have had discussions with certain of the Company's officers and representatives, and representatives of certain of its subsidiaries, with counsel for the Company, with Deloitte & Touche LLP, the Company's independent auditors who audited certain of the financial statements contained in the Incorporated Documents, and with certain of your representatives. Our review of the Registration Statement and the Prospectus and our discussions did not disclose to us any information which gives us reason to believe that at the Effective Date the Registration Statement contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, at the time it was filed with the Commission pursuant to Rule 424, or at the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. We do not express any opinion or belief as to the financial statements and schedules or other financial or statistical data contained or incorporated by reference in the Registration Statement or Prospectus or as to that part of the Registration Statement that constitutes the Statements of Eligibility on Form T-1.


                                     VII-3

          This opinion is given to you solely for the use of the Underwriters in connection with the Underwriting Agreement and the transactions contemplated thereunder and may not be relied upon for any other purpose, or furnished or quoted to, or relied upon by, any other person or entity or for any purpose without our prior written consent. This opinion is expressed as of the date hereof, and we do not assume any obligation to update or supplement it to reflect any fact or circumstance that hereafter comes to our attention, or any change in law that hereafter occurs.

                                          Very truly yours,



                                     VII-4